Exhibit 99.1

  Aspen Insurance Holdings Limited

Financial Supplement

As of September 30, 2008

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance
Holdings Limited with the United States Securities and Exchange Commission.

AHL: NYSE

www.aspen.bm

Investor Contact:

Aspen Insurance Holdings Limited
Noah Fields, Head of Investor Relations
T: +1 441-297-9382
email: noah.fields@aspen-re.com

Aspen Insurance Holdings Limited

Aspen Insurance Holdings Limited

Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2007. Unless otherwise noted, all data is in U.S. dollars millions, except for per share, percentage and ratio information.

In presenting the Company’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 28 for a reconciliation of operating income to net income.

Net income excluding net income or losses from investments accounted for by the equity method (a non-GAAP financial measure). This is an internal performance measure used by the Company in the management of its operations and represents net income adjusted for preference share dividends excluding after-tax net income or losses from investments accounted for using the equity method.

The Company excludes net income or loss from investments accounted for using the equity method from its calculation of net income because the amount of these gains or losses are largely independent of its business and underwriting process and including them distorts the anlaysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing net income excluding net income or losses for other investments accounted for by the equity method enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Net income excluding net income or losses for investments accounted for by the equity method should not be viewed as a substitute for GAAP net income. Please see page 29 for a reconciliation of net income excluding net income or losses for other investments accounted for by the equity method income to net income.

Annualized Operating Return on Average Equity (“Operating ROE”) (a non-GAAP financial measure): Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore the Company believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

The Company presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 28 for a reconciliation of operating income to net income and page 7 for a reconciliation of average equity to closing shareholders’ equity.

Diluted book value per ordinary share (a non-GAAP financial measure): The Company has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 26 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (GAAP financial measures): The Company, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from US statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

Accident Year Loss Ratios (a non-GAAP financial measure): In addition to the underwriting ratios described above, management also uses accident year loss ratios to evaluate current underwriting performance. The accident year loss ratio excludes the effect of prior years’ premium adjustments and reserve developments. This ratio focuses on the relationship between current premiums earned and losses incurred related to the current year. Please see pages 15 and 16 for a reconciliation of accident year loss ratios to underwriting ratios calculated in accordance with U.S. GAAP.

Aspen Insurance Holdings Limited
Financial Highlights

	Three Months Ended September 30,			Nine Months Ended September 30,
(in US$ millions except for percentages, share and per share amounts)	2008	2007	Change	2008	2007	Change

Gross written premium	$441.3	$373.5	18.2%	$1,566.3	$1,513.5	3.5%
Net written premium	$403.8	$348.8	15.8%	$1,429.4	$1,322.4	8.1%
Net earned premium	$434.2	$419.7	3.5%	$1,223.1	$1,309.9	(6.6%)
Net income (loss) after tax	$(126.1)	$117.2	(207.6%)	$82.0	$353.8	(76.8%)
Operating income (loss) after tax	$(76.2)	$109.2	(169.7%)	$131.0	$340.6	(61.5%)

Earnings Per Share and Book Value Per Share
Basic earnings (loss) per ordinary share
Net income adjusted for preference share dividend	$(1.63)	$1.24	(231.5%)	$0.73	$3.77	(80.6%)
Operating income adjusted for preference share dividend	$(1.02)	$1.15	(189.2%)	$1.32	$3.62	(63.4%)
Diluted earnings (loss) per ordinary share
Net income adjusted for preference share dividend	$(1.63)	$1.21	(234.7%)	$0.71	$3.67	(80.6%)
Operating income adjusted for preference share dividend	$(1.02)	$1.12	(191.0%)	$1.28	$3.52	(63.6%)
Book value per ordinary share	$27.14	$26.46	2.6%	$27.14	$26.46	2.6%
Diluted book value per ordinary share (treasury stock method)	$26.21	$25.68	2.1%	$26.21	$25.68	2.1%
Weighted average number of ordinary shares outstanding (in millions of shares)	81.376	88.712	(8.3%)	83.459	88.250	(5.4%)
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	81.376	91.082	(10.7%)	86.114	90.758	(5.1%)

Underwriting Ratios
Loss ratio	95.2%	52.4%		66.1%	54.8%
Policy acquisition cost ratio	16.2%	18.1%		17.3%	18.0%
General and administrative expense ratio	11.9%	14.0%		13.1%	11.3%
Expense ratio	28.1%	32.1%		30.4%	29.3%
Combined ratio	123.3%	84.5%		96.5%	84.1%

Return On Equity
Average equity (1)	$2,289.3	$2,188.0		$2,314.2	$2,099.0
Return on average equity
Net income adjusted for preference share dividend	(5.8%)	5.0%		2.6%	15.9%
Operating income adjusted for preference share dividend	(3.6%)	4.7%		4.8%	15.2%
Annualized return on average equity
Net income	(23.2%)	20.2%		3.5%	21.2%
Operating income	(14.4%)	18.7%		6.4%	20.3%

The basic and diluted number of ordinary shares for the three months ended September 30, 2008 are the same, as the inclusion of dilutive securities in a loss making period would be anti-dilutive.
See pages 7, 26, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Average equity excludes the average after tax unrealized appreciation or depreciation on investments and average after tax unrealized foreign exchange gains or losses.

Aspen Insurance Holdings Limited

Consolidated Statements Of Operations — Quarterly

(in US$ millions except for percentages)	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q3 2006

UNDERWRITING REVENUES
Gross written premiums	441.3	528.8	$596.2	$305.0	$373.5	$457.5
Premiums ceded	(37.5)	(22.8)	(76.6)	(26.0)	(24.7)	(24.0)

Net written premiums	403.8	506.0	519.6	279.0	348.8	433.5
Change in unearned premiums	30.4	(108.7)	(128.0)	144.7	70.9	(4.2)

Net earned premiums	434.2	397.3	391.6	423.7	419.7	429.3

UNDERWRITING EXPENSES
Losses and loss expenses	413.4	188.3	207.2	201.7	219.9	232.0
Acquisition expenses	70.4	65.0	76.4	78.4	76.1	78.9
General and administrative expenses	51.6	57.1	50.8	56.5	58.6	36.8

Total underwriting expenses	535.4	310.4	334.4	336.6	354.6	347.7

Underwriting (loss) income	(101.2)	86.9	57.2	87.1	65.1	81.6

OTHER OPERATING REVENUE
Net investment income	19.3	70.5	39.1	80.3	72.4	47.3
Interest expense	(3.8)	(4.0)	(3.9)	(2.9)	(4.2)	(4.6)

Total other operating revenue	15.5	66.5	35.2	77.4	68.2	42.7

Other income (expense)	0.6	—	(2.2)	(3.8)	(2.7)	(7.1)

OPERATING (LOSS) INCOME BEFORE TAX	(85.1)	153.4	90.2	160.7	130.6	117.2
OTHER
Net realized and unrealized exchange (losses) gains	(2.7)	(5.0)	4.3	(2.1)	9.2	2.5
Net realized investment (losses) gains	(58.1)	0.8	1.0	(0.8)	(1.9)	(1.0)

(LOSS) INCOME BEFORE TAX	(145.9)	149.2	95.5	157.8	137.9	118.7
Income tax recovery (expense)	19.8	(22.3)	(14.3)	(22.6)	(20.7)	(23.7)

NET (LOSS) INCOME AFTER TAX	(126.1)	126.9	81.2	135.2	117.2	95.0
Dividends paid on ordinary shares	(12.2)	(12.8)	(12.9)	(13.3)	(13.3)	(14.4)
Dividend paid on preference shares	(6.9)	(7.0)	(6.9)	(6.9)	(6.9)	(3.2)

Retained (loss) income	$(145.2)	$107.1	$61.4	$115.0	$97.0	$77.4

Components of net (loss) income after tax
Operating (loss) income	$(76.2)	$131.2	$76.0	$138.0	$109.2	$93.5
Net realized and unrealized exchange (losses) gains after tax	(2.7)	(5.0)	4.3	(2.1)	9.2	2.5
Net realized investment (losses) gains after tax	(47.2)	0.7	0.9	(0.7)	(1.2)	(1.0)

NET (LOSS) INCOME AFTER TAX	$(126.1)	$126.9	$81.2	$135.2	$117.2	$95.0

Loss ratio	95.2%	47.4%	52.9%	47.6%	52.4%	54.0%
Policy acquistion expense ratio	16.2%	16.4%	19.5%	18.5%	18.1%	18.4%
General and administrative expense ratio	11.9%	14.4%	13.0%	13.3%	14.0%	8.6%
Expense ratio	28.1%	30.8%	32.5%	31.8%	32.1%	27.0%
Combined ratio	123.3%	78.2%	85.4%	79.4%	84.5%	81.0%
Basic earnings per share	$(1.63)	$1.44	$0.87	$1.48	$1.24	$0.96
Diluted earnings per share	$(1.63)	$1.39	$0.85	$1.44	$1.21	$0.94
Annualized return on average equity
Net income	(23.2% )	20.4%	12.8%	22.8%	20.2%	18.0%
Operating income	(14.4% )	21.2%	12.0%	23.2%	18.7%	17.6%

The basic and diluted number of ordinary shares for the three months ended September 30, 2008 are the same, as the inclusion of dilutive securities in a loss making period would be anti-dilutive.
See pages 7, 26, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Consolidated Statements of Operations — Year To Date

	Nine Months Ended September 30,
(in US$ millions)	2008	2007	2006

UNDERWRITING REVENUES
Gross written premiums	$1,566.3	$1,513.5	$1,658.6
Premiums ceded	(136.9)	(191.1)	(273.1)

Net written premiums	1,429.4	1,322.4	1,385.5
Change in unearned premiums	(206.3)	(12.5)	(124.6)

Net earned premiums	1,223.1	1,309.9	1,260.9

UNDERWRITING EXPENSES
Losses and loss expenses	808.9	718.1	688.2
Acquisition expenses	211.8	235.5	255.4
General and administrative expenses	159.5	148.3	118.0

Total underwriting expenses	1,180.2	1,101.9	1,061.6

Underwriting income	42.9	208.0	199.3

OTHER OPERATING REVENUE
Net investment income	128.9	218.7	141.7
Interest expense	(11.7)	(12.8)	(12.5)

Total other operating revenue	117.2	205.9	129.2

Other expense	(1.6)	(8.1)	(9.6)

OPERATING INCOME BEFORE TAX	158.5	405.8	318.9
OTHER
Net realized and unrealized exchange (losses) gains	(3.4)	22.7	10.4
Net realized investment (losses) gains	(56.3)	(12.3)	(6.1)

INCOME BEFORE TAX	98.8	416.2	323.2
Income taxes	(16.8)	(62.4)	(64.6)

NET INCOME AFTER TAX	82.0	353.8	258.6
Dividends paid on ordinary shares	(37.9)	(39.7)	(42.9)
Dividends paid on preference shares	(20.8)	(20.8)	(10.4)

Retained income	$23.3	$293.3	$205.3

Components of net income after tax
Operating income	$131.0	$340.6	$253.5
Net realized and unrealized exchange (losses) gains after tax	(3.4)	22.7	10.4
Net realized investment (losses) gains after tax	(45.6)	(9.5)	(5.3)

NET INCOME AFTER TAX	$82.0	$353.8	$258.6

Loss ratio	66.1%	54.8%	54.6%
Policy acquistion expense ratio	17.3%	18.0%	20.3%
General and administrative expense ratio	13.1%	11.3%	9.3%
Expense ratio	30.4%	29.3%	29.6%
Combined ratio	96.5%	84.1%	84.2%

See pages 7, 26, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited
Consolidated Balance Sheets

	September 30,	June 30,	March 31,	December 31,	September 30,
(in US$ millions, except for per share amounts)	2008	2008	2008	2007	2007

ASSETS
Investments
Fixed maturities	$4,410.7	$4,612.7	$4,472.2	$4,385.8	$4,176.4
Other investments	513.1	555.3	544.5	561.4	489.5
Short-term investments	226.3	193.6	309.3	280.1	553.3

Total investments	5,150.1	5,361.6	5,326.0	5,227.3	5,219.2
Cash and cash equivalents	741.6	620.8	695.7	651.4	567.2
Reinsurance recoverables
Unpaid losses	241.5	231.7	276.0	304.7	315.8
Ceded unearned premiums	77.5	98.9	121.8	77.0	102.1
Receivables
Underwriting premiums	675.4	792.0	716.2	575.6	718.8
Other	102.6	79.0	50.3	59.8	84.8
Funds withheld	77.4	76.9	100.0	104.5	99.2
Deferred policy acquisition costs	166.7	167.4	151.6	133.9	152.9
Derivatives at fair value	10.9	11.3	15.4	17.3	19.2
Office properties and equipment	32.4	30.4	28.0	27.8	25.1
Other assets	19.8	20.9	17.7	13.8	13.6
Intangible assets	8.2	8.2	8.2	8.2	8.2

Total assets	$7,304.1	$7,499.1	$7,506.9	$7,201.3	$7,326.1

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$3,081.9	$2,944.4	$2,950.3	$2,946.0	$2,963.0
Unearned premiums	940.8	1,018.9	930.1	757.6	931.7

Total insurance reserves	4,022.7	3,963.3	3,880.4	3,703.6	3,894.7

Payables
Reinsurance premiums	98.0	115.6	133.1	81.3	89.1
Taxation	33.4	82.6	114.3	120.2	109.9
Accrued expenses and other payables	246.2	219.7	189.6	210.1	229.0
Liabilities under derivative contracts	16.7	14.5	17.3	19.0	20.7

Total payables	394.3	432.4	454.3	430.6	448.7

Long-term debt	249.5	249.5	249.5	249.5	249.5

Total liabilities	4,666.5	4,645.2	4,584.2	4,383.7	4,592.9

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1
Preference shares	—	—	—	—	—
Additional paid-in capital	1,754.1	1,753.3	1,849.5	1,846.1	1,890.5
Retained earnings	882.1	1,027.3	920.2	858.8	743.8
Accumulated other comprehensive income, net of taxes	1.3	73.2	152.9	112.6	98.8

Total shareholders’ equity	2,637.6	2,853.9	2,922.7	2,817.6	2,733.2

Total liabilities and shareholders’ equity	$7,304.1	$7,499.1	$7,506.9	$7,201.3	$7,326.1

Book value per ordinary share	$27.14	$29.84	$29.22	$27.95	$26.46

See pages 7, 26, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Earnings Per Share and Book Value Per Share

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
(in US$ except for number of shares)	2008	2007	2008	2007

Basic earnings (loss) per ordinary share
Net income adjusted for preference share dividend	$(1.63)	$1.24	$0.73	$3.77
Operating income adjusted for preference share dividend	$(1.02)	$1.15	$1.32	$3.62
Diluted earnings (loss) per ordinary share
Net income adjusted for preference share dividend	$(1.63)	$1.21	$0.71	$3.67
Operating income adjusted for preference share dividend	$(1.02)	$1.12	$1.28	$3.52

Weighted average number of ordinary shares outstanding (in millions)	81.376	88.712	83.459	88.250
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	81.376	91.082	86.114	90.758

Book value per ordinary share			$27.14	$26.46
Diluted book value (treasury stock method)			$26.21	$25.68

Ordinary shares outstanding at end of the period (in millions)			81.450	87.146
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (treasury stock method) (in millions)			84.325	89.794

The basic and diluted number of ordinary shares for the three months ended September 30, 2008 are the same, as the inclusion of dilutive securities in a loss making period would be anti-dilutive.

See pages 7, 26, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Return On Average Equity

	Three Months Ended		Nine Months Ended
(in US$ millions except for percentages)	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007

Closing shareholders’ equity	$2,637.6	$2,733.2	$2,637.6	$2,733.2
Average adjustment	(348.3)	(545.2)	(323.4)	(634.2)

Average equity (1)	$2,289.3	$2,188.0	$2,314.2	$2,099.0

Return on average equity:
Net income adjusted for preference share dividend	(5.8%)	5.0%	2.6%	15.9%
Operating income adjusted for preference share dividend	(3.6%)	4.7%	4.8%	15.2%
Annualized return on average equity:
Net income	(23.2%)	20.2%	3.5%	21.2%
Operating income	(14.4%)	18.7%	6.4%	20.3%
Components of return on average equity:
Return on average equity from underwriting activity (2)	(4.4%)	3.0%	1.9%	9.9%
Return on average equity from investment and other activity (3)	0.4%	2.7%	4.1%	8.4%
Pre-tax operating income return on average equity	(4.0%)	5.7%	6.0%	18.3%
Post-tax operating income return on average equity (4)	(3.6%)	4.7%	4.8%	15.2%

See pages 26, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.   Average equity is calculated by taking the simple average at latest quarter end and the previous quarter end of the closing shareholders’ equity excluding (i) preference shares, (ii) after tax unrealized appreciation or depreciation on investments and (iii) the average after tax unrealized foreign exchange gains and losses.

2.   Calculated by using underwriting income.

3.   Calculated by using total other operating revenue and other income/expense adjusted for preference share dividend.

4.   Calculated by using operating income after tax adjusted for preference share dividend.

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

	Three Months Ended September 30, 2008					Three Months Ended September 30, 2007
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
(in US$ millions except for percentages)	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Gross written premiums	$152.8	$79.7	$180.8	$28.0	$441.3	$139.5	$77.5	$129.0	$27.5	$373.5
Net written premiums	140.2	79.8	162.2	21.6	403.8	131.5	77.1	118.1	22.1	348.8
Gross earned premiums	152.3	113.7	185.4	31.5	482.9	150.2	125.5	164.2	33.2	473.1
Net earned premiums	138.8	112.9	158.6	23.9	434.2	125.3	123.7	146.7	24.0	419.7
Losses and loss expenses	164.6	75.9	141.8	31.1	413.4	42.9	92.2	75.3	9.5	219.9
Policy acquisition expenses	23.4	16.6	26.5	3.9	70.4	25.4	19.8	26.4	4.5	76.1
Operating and administration expenses	14.7	9.6	21.1	6.2	51.6	18.3	13.8	17.2	9.3	58.6

Underwriting (loss) income	$(63.9)	$10.8	$(30.8)	$(17.3)	$(101.2)	$38.7	$(2.1)	$27.8	$0.7	$65.1

Net reserves for loss and loss adjustment expenses	$495.6	$1,324.7	$886.3	$133.8	$2,840.4	$480.0	$1,201.9	$909.7	$55.6	$2,647.2

Ratios
Loss ratio	118.6%	67.2%	89.4%	130.1%	95.2%	34.2%	74.5%	51.3%	39.6%	52.4%
Policy acquisition expense ratio	16.8%	14.7%	16.7%	16.3%	16.2%	20.3%	16.0%	18.0%	18.8%	18.1%
Operating and administration expense ratio	10.6%	8.5%	13.3%	25.7%	11.9%	14.6%	11.2%	11.7%	38.9%	14.0%
Expense ratio	27.4%	23.2%	30.0%	42.0%	28.1%	34.9%	27.2%	29.7%	57.7%	32.1%
Combined ratio	146.0%	90.4%	119.4%	172.1%	123.3%	69.1%	101.7%	81.0%	97.3%	84.5%

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

	Nine Months Ended September 30, 2008					Nine Months Ended September 30, 2007
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
(in US$ millions except for percentages)	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Gross written premiums	$507.5	$318.6	$639.0	$101.2	$1,566.3	$521.9	$380.2	$513.2	$98.2	$1,513.5
Net written premiums	481.1	314.3	555.8	78.2	1,429.4	424.2	371.8	454.9	71.5	1,322.4
Gross earned premiums	437.1	297.1	529.3	87.1	1,350.6	462.8	364.3	496.7	105.4	1,429.2
Net earned premiums	389.4	293.4	471.7	68.6	1,223.1	423.0	355.8	449.5	81.6	1,309.9
Losses and loss expenses	240.9	191.7	323.1	53.2	808.9	170.7	244.6	252.3	50.5	718.1
Policy acquisition expenses	72.9	46.0	80.5	12.4	211.8	83.9	56.3	80.1	15.2	235.5
Operating and administration expenses	49.7	32.8	58.2	18.8	159.5	49.6	33.9	45.2	19.6	148.3

Underwriting income (loss)	$25.9	$22.9	$9.9	$(15.8)	$42.9	$118.8	$21.0	$71.9	$(3.7)	$208.0

Net reserves for loss and loss adjustment expenses	$495.6	$1,324.7	$886.3	$133.8	$2,840.4	$480.0	$1,201.9	$909.7	$55.6	$2,647.2

Ratios
Loss ratio	61.9%	65.3%	68.5%	77.6%	66.1%	40.4%	68.7%	56.1%	61.9%	54.8%
Policy acquisition expense ratio	18.7%	15.7%	17.1%	18.1%	17.3%	19.8%	15.8%	17.8%	18.6%	18.0%
Operating and administration expense ratio	12.8%	11.2%	12.3%	27.4%	13.1%	11.7%	9.5%	10.1%	24.1%	11.3%
Expense ratio	31.5%	26.9%	29.4%	45.5%	30.4%	31.5%	25.3%	27.9%	42.7%	29.3%
Combined ratio	93.4%	92.2%	97.9%	123.1%	96.5%	71.9%	94.0%	84.0%	104.6%	84.1%

Aspen Insurance Holdings Limited

Property Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q3 2006

Gross written premiums	$152.8	$170.5	$184.2	$79.6	$139.5	$190.3	$192.1	$201.7
Net written premiums	140.2	165.5	175.4	70.8	131.5	115.6	177.1	194.5
Gross earned premiums	152.3	144.5	140.3	161.5	150.2	151.3	161.3	176.3
Net earned premiums	138.8	123.6	127.0	132.6	125.3	144.3	153.4	128.7
Net losses and loss expenses	164.6	38.3	38.0	50.0	42.9	63.7	64.1	58.6
Acquisition costs	23.4	23.6	25.9	33.5	25.4	31.1	27.4	32.3
Operating and administrative expenses	14.7	18.4	16.6	15.7	18.3	16.8	14.5	9.3

Total underwriting (loss) income	$(63.9)	$43.3	$46.5	$33.4	$38.7	$32.7	$47.4	$28.5

Ratios
Loss ratio	118.6%	31.0%	29.9%	37.7%	34.2%	44.1%	41.8%	45.5%
Policy acquisition expense ratio	16.8%	19.1%	20.4%	25.3%	20.3%	21.6%	17.9%	25.1%
Operating and administrative expense ratio	10.6%	14.9%	13.1%	11.8%	14.6%	11.6%	9.4%	7.2%
Expense ratio	27.4%	34.0%	33.5%	37.1%	34.9%	33.2%	27.3%	32.3%
Combined ratio	146.0%	65.0%	63.4%	74.8%	69.1%	77.3%	69.1%	77.8%

Aspen Insurance Holdings Limited

Casualty Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q3 2006

Gross written premiums	$79.7	$56.8	$182.1	$51.3	$77.5	$79.4	$223.3	$96.6
Net written premiums	79.8	54.5	180.0	53.3	77.1	78.1	216.6	96.2
Gross earned premiums	113.7	87.7	95.7	119.0	125.5	127.8	111.0	132.0
Net earned premiums	112.9	85.8	94.7	119.5	123.7	125.7	106.4	128.3
Losses and loss expenses	75.9	54.3	61.5	87.5	92.2	91.6	60.8	82.0
Policy acquisition expenses	16.6	11.7	17.7	13.3	19.8	17.2	19.3	19.5
Operating and administration expenses	9.6	12.5	10.7	14.0	13.8	10.2	9.9	8.1

Underwriting income (loss)	$10.8	$7.3	$4.8	$4.7	$(2.1)	$6.7	$16.4	$18.7

Ratios
Loss ratio	67.2%	63.3%	64.9%	73.2%	74.5%	72.9%	57.2%	63.9%
Policy acquisition expense ratio	14.7%	13.6%	18.7%	11.1%	16.0%	13.7%	18.1%	15.2%
Operating and administration expense ratio	8.5%	14.6%	11.3%	11.8%	11.2%	8.1%	9.3%	6.3%
Expense ratio	23.2%	28.2%	30.0%	22.9%	27.2%	21.8%	27.4%	21.5%
Combined ratio	90.4%	91.5%	94.9%	96.1%	101.7%	94.7%	84.6%	85.4%

Aspen Insurance Holdings Limited

International Insurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q3 2006

Gross written premiums	$180.8	$258.9	$199.3	$149.8	$129.0	$198.9	$185.3	$123.5
Net written premiums	162.2	251.6	142.0	135.2	118.1	196.9	139.9	112.3
Gross earned premiums	185.4	178.6	165.3	162.2	164.2	169.7	162.8	165.6
Net earned premiums	158.6	162.9	150.2	147.7	146.7	156.0	146.8	145.2
Losses and loss expenses	141.8	83.6	97.7	56.6	75.3	95.7	81.3	63.8
Policy acquisition expenses	26.5	26.0	28.0	25.6	26.4	28.3	25.4	21.6
Operating and administration expenses	21.1	19.2	17.9	22.0	17.2	13.3	14.7	14.4

Underwriting (loss) income	$(30.8)	$34.1	$6.6	$43.5	$27.8	$18.7	$25.4	$45.4

Ratios
Loss ratio	89.4%	51.3%	65.0%	38.3%	51.3%	61.3%	55.4%	43.9%
Policy acquisition expense ratio	16.7%	16.1%	18.6%	17.3%	18.0%	18.2%	17.3%	14.9%
Operating and administration expense ratio	13.3%	11.8%	11.9%	14.9%	11.7%	8.5%	10.0%	9.9%
Expense ratio	30.0%	27.9%	30.5%	32.2%	29.7%	26.7%	27.3%	24.8%
Combined ratio	119.4%	79.2%	95.5%	70.5%	81.0%	88.0%	82.7%	68.7%

Aspen Insurance Holdings Limited

US Insurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q3 2006

Gross written premiums	$28.0	$42.6	$30.6	$24.3	$27.5	$34.9	$35.8	$35.7
Net written premiums	21.6	34.4	22.2	19.7	22.1	27.9	21.5	30.5
Gross earned premiums	31.5	29.6	26.0	31.4	33.2	33.3	38.9	39.6
Net earned premiums	23.9	25.0	19.7	23.9	24.0	25.2	32.4	27.1
Losses and loss expenses	31.1	12.1	10.0	7.6	9.5	21.7	19.3	27.6
Policy acquisition expenses	3.9	3.7	4.8	6.0	4.5	5.1	5.6	5.5
Operating and administration expenses	6.2	7.0	5.6	4.8	9.3	4.1	6.2	5.0

Underwriting (loss) income	$(17.3)	$2.2	$(0.7)	$5.5	$0.7	$(5.7)	$1.3	$(11.0)

Ratios
Loss ratio	130.1%	48.4%	50.8%	31.8%	39.6%	86.1%	59.6%	101.8%
Policy acquisition expense ratio	16.3%	14.7%	24.3%	25.1%	18.8%	20.2%	17.3%	20.3%
Operating and administration expense ratio	25.7%	27.9%	28.4%	20.1%	38.9%	16.3%	19.1%	18.5%
Expense ratio	42.0%	42.6%	52.7%	45.2%	57.7%	36.5%	36.4%	38.8%
Combined ratio	172.1%	91.0%	103.6%	77.0%	97.3%	122.6%	96.0%	140.6%

Aspen Insurance Holdings Limited

Gross Written Premiums By Segment And Line Of Business

(in US$ millions)	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q3 2006

Property Reinsurance
Treaty Catastrophe	$65.0	$79.2	$111.6	$20.6	$60.1	$85.2	$118.6	$99.7
Treaty Risk Excess	36.3	40.0	29.9	9.0	35.7	66.6	23.0	55.8
Treaty Pro Rata	36.5	36.5	32.7	39.9	34.1	29.2	42.0	32.2
Property Facultative	15.0	14.8	10.0	10.1	9.6	9.3	8.5	14.0

	$152.8	$170.5	$184.2	$79.6	$139.5	$190.3	$192.1	$201.7

Casualty Reinsurance
Treaty	$60.1	$46.9	$89.6	$37.2	$53.5	$55.3	$131.3	$55.8
Non - US Treaty	15.3	5.7	89.5	11.6	20.5	22.2	88.4	29.9
Casualty Facultative	4.3	4.2	3.0	2.5	3.5	1.9	3.6	10.9

	$79.7	$56.8	$182.1	$51.3	$77.5	$79.4	$223.3	$96.6

International Insurance
Marine and Specialty Liability	$14.1	$47.4	$54.8	$30.0	$13.8	$40.1	$54.5	$22.7
Energy Property	22.3	41.7	23.4	8.1	21.3	45.0	28.2	17.4
Marine Hull	10.7	17.5	18.6	14.1	11.2	18.2	16.4	7.6
Aviation	19.3	23.1	11.2	42.2	23.7	26.6	10.8	21.3
U.K. Commercial Property	14.1	22.7	9.4	7.4	16.0	19.1	7.5	8.7
U.K. Commercial Liability	23.3	17.1	20.1	29.6	26.9	24.6	22.0	11.2
Non - Marine and Transportation Liability	8.7	14.3	7.1	7.1	—	—	—	—
Professional Liability	13.3	7.4	7.6	5.0	—	—	—	—
Excess Casualty	8.9	6.3	2.0	—	—	—	—	—
Financial Institutions	15.8	9.2	2.9	—	—	—	—	—
Financial and Political Risks	5.5	21.3	4.5	—	—	—	—	—
U.K. Commercial Property — Construction	4.4	4.5	—	—	—	—	—	—
Specialty Reinsurance	20.4	26.4	37.7	6.3	16.1	25.3	46.0	34.6

	$180.8	$258.9	$199.3	$149.8	$129.0	$198.9	$185.4	$123.5

US Insurance
Property	$10.7	$21.1	$10.5	$6.8	$7.9	$13.9	$12.4	$17.8
Casualty	17.3	21.5	20.1	17.5	19.6	21.0	23.3	17.9

	$28.0	$42.6	$30.6	$24.3	$27.5	$34.9	$35.7	$35.7

Total Gross Written Premiums	$441.3	$528.8	$596.2	$305.0	$373.5	$503.5	$636.5	$457.5

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Three Months Ended September 30, 2008					Three Months Ended September 30, 2007
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Before Accident Year Adjustment
Loss ratio	118.6%	67.2%	89.4%	130.1%	95.2%	34.2%	74.5%	51.3%	39.6%	52.4%
Policy acquisition expense ratio	16.8%	14.7%	16.7%	16.3%	16.2%	20.3%	16.0%	18.0%	18.8%	18.1%
Operating and administration expense ratio	10.6%	8.5%	13.3%	25.7%	11.9%	14.6%	11.2%	11.7%	38.9%	14.0%
Expense ratio	27.4%	23.2%	30.0%	42.0%	28.1%	34.9%	27.2%	29.7%	57.7%	32.1%

Combined ratio	146.0%	90.4%	119.4%	172.1%	123.3%	69.1%	101.7%	81.0%	97.3%	84.5%

Accident Year Adjustment
Loss ratio	3.1%	14.9%	—	(3.5)%	4.9%	(4.3)%	3.6%	18.3%	14.6%	6.5%
Policy acquisition expense ratio	(0.1)%	(0.3)%	—	0.2%	(0.1)%	1.1%	0.5%	0.6%	(3.0)%	0.6%
Operating and administration expense ratio	0.1%	0.7%	(0.2)%	(0.3)%	0.2%	(2.6)%	(1.2)%	(0.3)%	0.2%	(1.2)%
Expense ratio	—	0.4%	(0.2)%	(0.1)%	0.1%	(1.5)%	(0.7)%	0.4%	(2.8)%	(0.6)%

Combined ratio	3.1%	15.3%	(0.2)%	(3.6)%	5.0%	(5.8)%	2.9%	18.7%	11.9%	5.9%

Accident Year Ratios
Current accident year loss ratio	121.7%	82.1%	89.4%	126.6%	100.1%	29.9%	78.1%	69.6%	54.2%	58.9%
Policy acquisition expense ratio	16.7%	14.4%	16.7%	16.5%	16.1%	21.4%	16.5%	18.6%	15.8%	18.7%
Operating and administration expense ratio	10.7%	9.2%	13.1%	25.4%	12.1%	12.0%	10.0%	11.4%	39.1%	12.8%
Expense ratio	27.4%	23.6%	29.8%	41.9%	28.2%	33.4%	26.5%	30.1%	54.9%	31.5%

Combined ratio	149.1%	105.7%	119.2%	168.5%	128.3%	63.3%	104.6%	99.7%	109.2%	90.4%

Impact from hurricanes (Ike and Gustav)	(89.4)%	—	(28.7)%	(62.7)%	(41.7)%

Adjusted accident year combined ratio	59.7%	105.7%	90.5%	105.8%	86.6%

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Nine Months Ended September 30, 2008					Nine Months Ended September 30, 2007
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Before Accident Year Adjustment
Loss ratio	61.9%	65.3%	68.5%	77.6%	66.1%	40.4%	68.7%	56.1%	61.9%	54.8%
Policy acquisition expense ratio	18.7%	15.7%	17.1%	18.1%	17.3%	19.8%	15.8%	17.8%	18.6%	18.0%
Operating and administration expense ratio	12.8%	11.2%	12.3%	27.4%	13.1%	11.7%	9.5%	10.1%	24.1%	11.3%
Expense ratio	31.5%	26.9%	29.4%	45.5%	30.4%	31.5%	25.3%	27.9%	42.7%	29.3%

Combined ratio	93.4%	92.2%	97.9%	123.1%	96.5%	71.9%	94.0%	84.0%	104.6%	84.1%

Accident Year Adjustment
Loss ratio	7.2%	11.9%	5.9%	11.8%	8.2%	(2.4)%	4.8%	15.2%	4.7%	6.2%
Policy acquisition expense ratio	(0.2)%	(0.2)%	(0.1)%	0.3%	(0.1)%	0.2%	(0.1)%	0.1%	(0.4)%	—
Operating and administration expense ratio	0.4%	(0.7)%	0.3%	(0.1)%	—	(0.5)%	(0.2)%	0.1%	(0.5)%	(0.2)%
Expense ratio	0.2%	(0.9)%	0.2%	0.2%	(0.1)%	(0.3)%	(0.3)%	0.1%	(0.9)%	(0.2)%

Combined ratio	7.4%	11.0%	6.1%	12.0%	8.1%	(2.8)%	4.5%	15.3%	3.8%	6.0%

Accident Year Ratios
Current accident year loss ratio	69.1%	77.2%	74.4%	89.4%	74.3%	38.0%	73.5%	71.3%	66.6%	61.0%
Policy acquisition expense ratio	18.5%	15.5%	17.0%	18.4%	17.2%	20.0%	15.7%	17.9%	18.2%	18.0%
Operating and administration expense ratio	13.2%	10.5%	12.6%	27.3%	13.1%	11.2%	9.3%	10.2%	23.6%	11.1%
Expense ratio	31.7%	26.0%	29.6%	45.7%	30.3%	31.2%	25.0%	28.0%	41.8%	29.1%

Combined ratio	100.8%	103.2%	104.0%	135.1%	104.6%	69.1%	98.5%	99.3%	108.4%	90.1%

Impact from hurricanes (Ike and Gustav)	(31.7)%	—	(9.6)%	(21.8)%	(14.8)%

Adjusted accident year combined ratio	69.1%	103.2%	94.4%	113.4%	89.8%

Aspen Insurance Holdings Limited

Consolidated Statements of Changes in Shareholders’ Equity

	Nine Months Ended September 30,
(in US$ millions)	2008	2007

Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	—	—

Additional paid-in capital
Beginning of period	1,846.1	1,921.7
New shares issued	—	11.0
Shares repurchased	(100.2)	(50.1)
Share-based compensation	8.2	7.9

End of period	1,754.1	1,890.5

Retained earnings
Beginning of period	858.8	450.5
Net income for the period	82.0	353.8
Dividends paid on ordinary and preference shares	(58.7)	(60.5)

End of period	882.1	743.8

Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	80.2	59.1
Change for the period	(15.0)	56.4

End of period	65.2	115.5

Loss on derivatives
Beginning and end of period	(1.6)	(1.8)
Reclassification to interest payable	0.1	0.1

End of period	(1.5)	(1.7)

Unrealized appreciation (depreciation) on investments, net of taxes:
Beginning of period	34.0	(40.3)
Change for the period	(96.4)	25.3

End of period	(62.4)	(15.0)

Total accumulated other comprehensive income	1.3	98.8

Total shareholders’ equity	$2,637.6	$2,733.2

Aspen Insurance Holdings Limited

Consolidated Statements of Comprehensive Income

	Nine Months Ended September 30,
(in US$ millions)	2008	2007

Net income	$82.0	$353.8

Other comprehensive (loss) income, net of taxes:
Reclassification adjustment for net realized (gains) losses included in net income	(2.7)	6.4
Change in net unrealized gains and losses on available for sale securities held	(93.7)	18.9
Loss on derivatives reclassified to interest expense	0.1	0.1
Change in foreign currency translation adjustment	(15.0)	56.4

Other comprehensive (loss) income	(111.3)	81.8

Comprehensive (loss) income	$(29.3)	$435.6

Aspen Insurance Holdings Limited

Condensed Consolidated Statements of Cash Flows

	Nine Months Ended September 30,
(in US$ millions)	2008	2007

Net cash from operating activities	$444.3	$626.1
Net cash used in investing activities	(209.7)	(455.8)
Net cash used in financing activities	(158.9)	(99.5)
Effect of exchange rate movements on cash and cash equivalents	14.5	1.4

Increase/(decrease) in cash and cash equivalents	90.2	72.2
Cash at beginning of the period	651.4	495.0

Cash at end of the period	$741.6	$567.2

Aspen Insurance Holdings Limited

Reserves For Losses And Loss Expenses

	As at	As at
	September 30,	December 31,
(in US$ millions)	2008	2007

Provision for losses and loss expenses at start of period	$2,946.0	$2,820.0
Less reinsurance recoverable	(304.7)	(468.3)

Net loss and loss expenses at start of period	2,641.3	2,351.7

Net loss and loss expenses (disposed) acquired	(16.3)	11.0

Provision for losses and loss expenses for claims incurred:
Current period	904.5	1,027.2
Prior period release	(95.6)	(107.4)

Total incurred	808.9	919.8

Losses and loss expense payments for claims incurred	(510.9)	(695.6)

Foreign exchange (gains) losses	(82.6)	54.4

Net loss and loss expense reserves at end of period	2,840.4	2,641.3
Plus reinsurance recoverables on unpaid losses at end of period	241.5	304.7

Gross loss and loss expense reserves at end of period	$3,081.9	$2,946.0

Aspen Insurance Holdings Limited

Reserves By Operating Segment

	As at September 30, 2008			As at December 31, 2007
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverable	Net	Gross	Recoverable	Net

Property Reinsurance	$543.3	$(47.7)	$495.6	$537.5	$(78.2)	$459.3
Casualty Reinsurance	1,331.4	(6.7)	1,324.7	1,276.3	(13.7)	1,262.6
International Insurance	1,010.4	(124.1)	886.3	999.2	(139.2)	860.0
U.S. Insurance	196.8	(63.0)	133.8	133.0	(73.6)	59.4

Total losses and loss expense reserves	$3,081.9	$(241.5)	$2,840.4	$2,946.0	$(304.7)	$2,641.3

Aspen Insurance Holdings Limited

Prior Year Reserve Releases

	Nine Months Ended September 30, 2008			Nine Months Ended September 30, 2007
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverable	Net	Gross	Recoverable	Net

Property Reinsurance	$12.0	$7.5	$19.5	$(10.0)	$0.4	$(9.6)
Casualty Reinsurance	50.3	(2.3)	48.0	14.5	4.5	19.0
International Insurance	23.8	(3.8)	20.0	39.3	20.7	60.0
U.S. Insurance	9.6	(1.5)	8.1	(0.1)	3.6	3.5

Release in reserves for prior years during the period	$95.7	$(0.1)	$95.6	$43.7	$29.2	$72.9

	Three Months Ended September 30, 2008			Three Months Ended September 30, 2007
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverable	Net	Gross	Recoverable	Net

Property Reinsurance	$4.5	$(1.2)	$3.3	$0.6	$(1.3)	$(0.7)
Casualty Reinsurance	11.5	(1.8)	9.7	1.5	0.1	1.6
International Insurance	6.3	(4.4)	1.9	13.7	10.4	24.1
U.S. Insurance	0.7	—	0.7	2.4	1.1	3.5

Release in reserves for prior years during the period	$23.0	$(7.4)	$15.6	$18.2	$10.3	$28.5

Aspen Insurance Holdings Limited

Ratings Of Reinsurers

(in US$ millions except for percentages)	As at September 30, 2008		As at December 31, 2007

S&P
AAA	$21.5	8.9%	$31.0	10.2%
AA+	—	—	2.1	0.7%
AA−	71.1	29.4%	74.1	24.3%
A+	97.8	40.5%	118.3	38.8%
A	1.0	0.4%	1.7	0.6%
A−	28.6	11.8%	46.5	15.3%
Fully collateralised	2.6	1.1%	3.3	1.1%
Not rated	18.9	7.9%	27.7	9.0%

	$241.5	100.0%	$304.7	100.0%

A.M. Best
A++	$21.5	8.9%	$31.0	10.2%
A+	52.6	21.8%	46.3	15.2%
A	131.6	54.5%	166.9	54.8%
A−	23.5	9.7%	37.2	12.2%
Fully collateralised	2.6	1.1%	3.3	1.1%
Not rated	9.7	4.0%	20.0	6.5%

	$241.5	100.0%	$304.7	100.0%

Aspen Insurance Holdings Limited

Consolidated Investment Portfolio

	As at September 30, 2008				Percentage of Total Fair Value
		Gross	Gross		As at	As at	As at	As at	As at
	Amortized	Unrealized	Unrealized	Fair	September 30,	June 30,	March 31,	December 31,	December 31,
(in US$ millions except for percentages)	Cost	Gains	Losses	Value	2008	2008	2008	2007	2006

U.S. government	$650.2	$18.9	$(1.5)	$667.6	11.2%	11.3%	12.0%	10.9%	19.4%
U.S government agency securities	351.2	5.8	(1.1)	355.9	6.0%	5.6%	6.2%	5.6%	6.3%
Municipal securities	7.8	—	—	7.8	0.1%	—	—	—	—
Corporate securities	1,453.7	3.7	(74.1)	1,383.3	23.3%	26.7%	25.1%	25.6%	20.6%
Foreign government	414.6	5.2	(0.4)	419.4	7.1%	6.8%	6.8%	7.2%	8.5%
Asset-backed securities	232.0	—	(6.1)	225.9	3.8%	4.1%	3.5%	3.8%	5.6%
Mortgage-backed securities	1,372.1	7.8	(29.1)	1,350.8	22.8%	22.2%	20.1%	20.8%	12.9%

Total fixed maturities	4,481.6	41.4	(112.3)	4,410.7	74.3%	76.7%	73.7%	73.9%	73.3%
Short-term investments	226.3	—	—	226.3	3.8%	3.2%	5.1%	4.8%	13.4%

Total investments	$4,707.9	$41.4	$(112.3)	$4,637.0	78.1%	79.9%	78.8%	78.7%	86.7%

Other investments				513.1	8.7%	9.2%	9.0%	9.5%	3.0%
Cash				741.6	12.5%	10.3%	11.5%	11.0%	9.5%
Accrued interest				44.3	0.7%	0.6%	0.7%	0.8%	0.8%

Total investments				$5,936.0	100.0%	100.0%	100.0%	100.0%	100.0%

Aspen Insurance Holdings Limited

Investment Analysis

(in US$ millions except for percentages)	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007

Net investment income from fixed income investments	$61.5	$59.7	$56.0	$68.4	$64.5	$64.0	$57.6
Net investment (loss) income from investments accounted for by the equity method	(42.2)	10.8	(16.9)	11.9	7.9	14.8	9.9

Net investment income	19.3	70.5	39.1	80.3	72.4	78.8	67.5
Net realized investment (losses) gains	(58.1)	0.8	1.0	(0.8)	(1.9)	(5.6)	(4.8)
Change in unrealized (losses) gains on investments (gross of tax)	(57.9)	(110.4)	44.4	65.0	68.1	(56.1)	13.6

Total return on investments	$(96.7)	$(39.1)	$84.5	$144.5	$138.6	$17.1	$76.3

Portfolio Characteristics
Fixed income portfolio book yield	4.87%	4.84%	4.90%	5.05%	5.08%	4.94%	4.77%
Fixed income portfolio duration	3.51 years	3.58 years	3.35 years	3.40 years	3.46 years	3.59 years	3.25 years

Aspen Insurance Holdings Limited

Book Value Per Ordinary Share

	Nine Months Ended September 30,
(in US$ except for number of shares)	2008	2007

Net assets	$2,637.6	$2,733.2
Less: Intangible assets	(8.2)	(8.2)
Preference shares	(419.2)	(419.2)

Total	$2,210.2	$2,305.8

Ordinary shares outstanding (in millions)	81.450	87.146

Ordinary shares and dilutive potential ordinary shares (in millions)	84.325	89.794

Book value per ordinary share	$27.14	$26.46

Diluted book value per ordinary share (treasury stock method)	$26.21	$25.68

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Diluted Share Analysis

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007

Weighted average ordinary shares outstanding (millions)
Basic	81.376	88.712	83.459	88.250
Dilutive share equivalents:
Employee options	—	1.243	1.178	1.436
Options issued to Appleby Trust (Bermuda) Limited	—	0.104	0.267	0.265
Performance shares	—	0.757	0.978	0.567
Restricted share units	—	0.266	0.232	0.240

Weighted average diluted shares outstanding	81.376	91.082	86.114	90.758

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

The basic and diluted number of ordinary shares for the three months ended September 30, 2008 are the same, as the inclusion of dilutive securities in a loss making period would be anti-dilutive.

Aspen Insurance Holdings Limited

Operating Income Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
(in US$ millions except where stated)	2008	2007	2008	2007

Net income adjusted for preference share dividend	$(133.0)	$110.3	$61.2	$333.0
Add (deduct) after tax income:
Net foreign exchange losses (gains)	2.7	(9.2)	3.4	(22.7)
Net realized losses (gains) on investments	47.2	1.2	45.6	9.5

Operating (loss) income adjusted for preference share dividend	(83.1)	102.3	110.2	319.8
Tax on operating income	(8.9)	21.4	27.5	65.2

Operating (loss) income before tax adjusted for preference share dividend	$(92.0)	$123.7	$137.7	$385.0

Weighted average ordinary shares outstanding (millions)
Basic	81.376	88.712	83.459	88.250
Dilutive share equivalents:
Employee Options	—	1.243	1.178	1.436
Options Issued To Appleby Trust (Bermuda) Limited (Names Trust)	—	0.104	0.267	0.130
Options Issued To Wellington Investment Holding (Jersey) Limited				0.135
Performance Shares	—	0.757	0.978	0.567
Restricted share units	—	0.266	0.232	0.240

Weighted average diluted shares outstanding	81.376	91.082	86.114	90.758

Basic earnings (loss) per ordinary share
Net income adjusted for preference share dividend	$(1.63)	$1.24	$0.73	$3.77
Add (deduct) after tax income
Net foreign exchange losses (gains)	$0.03	$(0.10)	$0.04	$(0.26)
Net realized losses on investments	$0.58	$0.01	$0.55	$0.11

Operating (loss) income adjusted for preference shares dividend	$(1.02)	$1.15	$1.32	$3.62

Diluted earnings (loss) per ordinary share
Net (loss) income adjusted for preference share dividend	$(1.63)	$1.21	$0.71	$3.67
Add (deduct) after tax income
Net foreign exchange losses (gains)	$0.03	$(0.10)	$0.04	$(0.25)
Net realized losses on investments	$0.58	$0.01	$0.53	$0.10

Operating (loss) income adjusted for preference share dividend	$(1.02)	$1.12	$1.28	$3.52

The basic and diluted number of ordinary shares for the three months ended September 30, 2008 are the same, as the inclusion of dilutive securities in a loss making period would be anti-dilutive.

Aspen Insurance Holdings Limited

Net Income Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
(in US$ millions except where stated)	2008	2007	2008	2007

Net (loss) income adjusted for preference share dividend	$(133.0)	$110.3	$61.2	$333.0
Add (deduct) after tax income:
Loss (income) from investments accounted for by the equity method	42.2	(7.9)	48.3	(32.6)
Tax on income/loss from investments accounted for by the equity method	(7.9)	1.2	(8.8)	5.0

Net (loss) income adjusted for preference share dividend excluding net income or loss from investments accounted for by the equity method	$(98.7)	$103.6	$100.7	$305.4

Weighted average ordinary shares outstanding (millions)
Basic	81.376	88.712	83.459	88.250
Dilutive share equivalents:
Employee options	—	1.243	1.178	1.436
Options Issued To Appleby Trust (Bermuda) Limited (Names Trust)	—	0.104	0.267	0.265
Performance shares	—	0.757	0.978	0.567
Restricted share units	—	0.266	0.232	0.240

Weighted average diluted shares outstanding	81.376	91.082	86.114	90.758

Basic earnings (loss) per ordinary share
Net income adjusted for preference share dividend	$(1.63)	$1.24	$0.73	$3.77
Add (deduct) after tax income
Loss (income) from investments accounted for by the equity method	$0.52	$(0.09)	$0.58	$(0.37)
Tax on income/loss from investments accounted for by the equity method	($0.10)	$0.01	$(0.10)	$0.06

Net (loss) income adjusted for preference share dividend excluding net income or loss from other investments accounted for by the equity method	$(1.21)	$1.16	$1.21	$3.46

Diluted earnings (loss) per ordinary share
Net income adjusted for preference share dividend	$(1.63)	$1.21	$0.71	$3.67
Add (deduct) after tax income
Loss (income) from investments accounted for by the equity method	$0.52	$(0.09)	$0.56	$(0.36)
Tax on income/loss from investments accounted for by the equity method	$(0.10)	$0.01	$(0.10)	$0.06

Net (loss) income adjusted for preference share dividend excluding net income or loss from other investments accounted for by the equity method	$(1.21)	$1.13	$1.17	$3.37

The basic and diluted number of ordinary shares for the three months ended September 30, 2008 are the same, as the inclusion of dilutive securities in a loss making period would be anti-dilutive.